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                                                                   EXHIBIT 10.47


EBS
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EXECUTIVE
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BENEFIT
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SERVICES
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                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN
                                  PLAN DOCUMENT





                                       (C) 2000 EXECUTIVE BENEFIT SERVICES, INC.
                                       434 FAYETTEVILLE STREET, SUITE 1160
                                       RALEIGH, NC  27601


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                                TABLE OF CONTENTS

                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN
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Section 1.     Purpose..........................................................1

Section 2.     Definitions......................................................1

        2.1    "Accrued Benefit"................................................1
        2.2    "Active Participant".............................................1
        2.3    "Adoption Agreement".............................................2
        2.4    "Adjustment Date"................................................2
        2.5    "Beneficiary"....................................................2
        2.6    "Board"..........................................................2
        2.7    "College Education Account"......................................2
        2.8    "Committee"......................................................2
        2.9    "Compensation"...................................................2
        2.10   "Deferred Compensation Account"..................................2
        2.11   "Dependent Subaccount"...........................................3
        2.12   "Disability".....................................................3
        2.13   "Effective Date".................................................3
        2.14   "Eligible Dependent".............................................3
        2.15   "Employee".......................................................3
        2.16   "Employer".......................................................4
        2.17   "Employer Matching Credits"......................................4
        2.18   "Employer Performance Incentive Credits".........................4
        2.19   "Independent Contractor".........................................4
        2.20   "Normal Retirement Age"..........................................4
        2.21   "Participant"....................................................5
        2.22   "Participating Employer".........................................5
        2.23   "Plan"...........................................................5
        2.24   "Plan Administrator".............................................5
        2.25   "Plan Year"......................................................5
        2.26   "Qualifying Distribution Event"..................................6
        2.27   "Regular In-Service Withdrawals Account".........................6
        2.28   "Retire" or "Retirement".........................................6
        2.29   "Salary Deferral Agreement"......................................6
        2.30   "Salary Deferral Credits"........................................6
        2.31   "Service"........................................................6
        2.32   "Sponsor"........................................................6
        2.33   "Spouse" or "Surviving Spouse"...................................6
        2.34   "Trust"..........................................................7
        2.35   "Trustee"........................................................7
        2.36   "Years of Service"...............................................7
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                                       i
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Section 3.     Credits to Deferred Compensation Account.........................7

        3.1    Salary Deferral Credits..........................................7
        3.2    Employer Matching Credits........................................8
        3.3    Employer Performance Incentive Credits...........................8

Section 4.     Qualifying Distribution Events...................................8

        4.1    Death of a Participant...........................................8
        4.2    Disability.......................................................9
        4.3    Termination of Service...........................................9
        4.4    Retirement.......................................................9

Section 5.     In-Service Withdrawals..........................................10

        5.1    Regular In-Service Withdrawals..................................10
        5.2    Financial Hardship Withdrawals..................................11
        5.3    "Haircut" Withdrawals...........................................12
        5.4    College Education Withdrawals...................................12

Section 6.     Qualifying Distribution Events Payment Options..................13

        6.1    Payment Options.................................................13
        6.2    Prepayment......................................................13
        6.3    Benefit Exchange................................................14

Section 7.     Vesting.........................................................14

Section 8.     Account; Deemed Investment; Adjustment of Accounts..............15

        8.1    Account.........................................................15
        8.2    Deemed Investments..............................................15
        8.3    Adjustments to Deferred Compensation Accounts...................15

Section 9.     Administration by Committee.....................................16

        9.1    Membership of Committee.........................................16
        9.2    Committee officers; Subcommittee................................16
        9.3    Committee meetings..............................................16
        9.4    Transaction of business.........................................16
        9.5    Committee records...............................................17
        9.6    Establishment of rules..........................................17
        9.7    Conflicts of interest...........................................17
        9.8    Correction of errors............................................17
        9.9    Authority to interpret Plan.....................................18
        9.10   Third party advisors............................................18
        9.11   Compensation of members.........................................18
        9.12   Expense reimbursement...........................................18
        9.13   Indemnification.................................................19
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                                       ii
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Section 10.    Contractual Liability; Trust....................................19

        10.1   Contractual Liability...........................................19
        10.2   Trust...........................................................19

Section 11.    Allocation of Responsibilities..................................20

        11.1   Board...........................................................20
        11.2   Committee.......................................................20
        11.3   Plan Administrator..............................................20

Section 12.    Benefits Not Assignable; Facility of Payments...................21

        12.1   Benefits not assignable.........................................21
        12.2   Payments to minors and others...................................21

Section 13.    Beneficiary.....................................................21

Section 14.    Amendment and Termination of Plan...............................22

Section 15.    Communication to Participants...................................23

Section 16.    Claims Procedure................................................23

        16.1   Filing of a claim for benefits..................................23
        16.2   Notification to claimant of decision............................23
        16.3   Procedure for review............................................24
        16.4   Decision on review..............................................24
        16.5   Action by authorized representative of claimant.................25

Section 17.    Miscellaneous Provisions........................................25

        17.1   Set off.........................................................25
        17.2   Notices.........................................................25
        17.3   Lost distributees...............................................25
        17.4   Reliance on data................................................26
        17.5   Receipt and release for payments................................26
        17.6   Headings........................................................26
        17.7   Continuation of employment......................................26
        17.8   Merger or consolidation.........................................27
        17.9   Construction....................................................27
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                                       iii
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                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN

            SECTION 1. PURPOSE:

            By execution of the Adoption Agreement, the Employer has adopted the Plan set forth herein to provide a means by which certain management Employees and Independent Contractors of the Employer may elect to defer receipt of current Compensation from the Employer in order to provide Retirement and other benefits on behalf of such Employees and Independent Contractors. The Plan is not intended to be a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code (the "Code"). The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation benefits for a select group of management or highly compensated Employees under Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974.

            SECTION 2. DEFINITIONS:

            As used in the Plan, including this Section 2, references to one gender shall include the other and, unless otherwise indicated by the context:

            2.1 "ACCRUED BENEFIT" shall mean, with respect to each Participant, the balance credited to his Deferred Compensation Account.

            2.2 "ACTIVE PARTICIPANT" shall mean, with respect to any day or date, a Participant who is in Service on such day or date; provided, that a Participant who is in Service shall cease to be an Active Participant immediately upon a determination by the Committee that the Participant has ceased to be an Employee or Independent Contractor.

            2.3 "ADOPTION AGREEMENT" shall mean the written agreement pursuant to which the Employer adopts the Plan. The Adoption Agreement is a part of the Plan as applied to the Employer.

            2.4 "ADJUSTMENT DATE" shall mean the date designated in the Adoption Agreement for crediting the amount of any Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits to each Deferred Compensation Account.

            2.5 "BENEFICIARY" shall mean the person, persons, entity or entities designated or determined pursuant to the provisions of Section 13 of the Plan.

            2.6 "BOARD" shall mean the Board of Directors of the Employer, if the Employer is a corporation. If the Employer is not a corporation, "Board" shall mean the Employer.

            2.7 "COLLEGE EDUCATION ACCOUNT" shall mean the separate account to be kept for each Participant and to be divided into one or more Dependent Subaccounts, as described in Section 5.4.

            2.8 "COMMITTEE" shall mean the administrative committee provided for in Section 9.

            2.9 "COMPENSATION" shall have the meaning designated in the Adoption Agreement.

            2.10 "DEFERRED COMPENSATION ACCOUNT" shall mean the separate account to be kept for each Participant, as described in Sections 3 and 8. To the extent applicable, the Deferred Compensation Account may be credited with Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits.

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            2.11  "DEPENDENT SUBACCOUNT" shall mean each separate subaccount to be kept for each Participant as part of his College Education Account, as described in Section 5.4. To the extent applicable, each Dependent Subaccount may be credited with Salary Deferral Credits, Employer Matching Credits, and Employer Performance Incentive Credits.

            2.12 "DISABILITY" shall mean the inability of a Participant to perform his regular duties with the Employer or any other duties which the Employer is willing to assign to him by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long continued or indefinite duration. The determination of the existence or nonexistence of Disability shall be made by the Committee in a nondiscriminatory manner pursuant to an examination by a medical doctor selected or approved by the Committee.

            2.13 "EFFECTIVE DATE" shall be the date designated in the Adoption Agreement as of which the Plan first becomes effective.

            2.14 "ELIGIBLE DEPENDENT" shall mean any child (including any legally adopted child) of a Participant who has not attained age 18 and who the Participant designates as an Eligible Dependent in his Salary Deferral Agreement; provided, however, that the Committee in its discretion may approve the designation of an individual other than the child of a Participant as an Eligible Dependent.

            2.15 "EMPLOYEE" shall mean an individual in the Service of the Employer if the relationship between the individual and the Employer is the legal relationship of employer and employee and if the individual is a highly compensated or management employee of the Employer. An individual shall cease to be an Employee upon the first to occur of the following: (i) the Employee's termination of Service; or (ii) a determination by the Committee that the Employee no longer meets the eligibility requirements for participation in the Plan.

            2.16 "EMPLOYER" shall mean the Employer identified in the Adoption Agreement, and any Participating Employer which adopts this Plan. The Employer may be a corporation, a partnership or sole proprietorship. All references herein to the Employer shall be applied separately to each such Employer as if the Plan were solely the Plan of that Employer.

            2.17 "EMPLOYER MATCHING CREDITS" shall mean the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 3.2.

            2.18 "EMPLOYER PERFORMANCE INCENTIVE CREDITS" shall mean the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 3.3.

            2.19 "INDEPENDENT CONTRACTOR" shall mean an individual in the Service of the Employer if the relationship between the individual and the Employer is not the legal relationship of employer and employee. An individual shall cease to be an Independent Contractor upon the termination of the Independent Contractor's Service. An Independent Contractor shall include a director of the Employer who is not an Employee.

            2.20 "NORMAL RETIREMENT AGE" of a Participant shall mean the age designated in the Adoption Agreement. The "Normal Retirement Date" of a Participant shall mean the date the Participant attains his Normal Retirement Age.

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            2.21  "PARTICIPANT" shall mean with respect to any Plan Year an
Employee or Independent Contractor who has been designated by the Committee as a Participant and who has entered the Plan or who has an Accrued Benefit under the Plan. An Employee or Independent Contractor designated by the Committee as a Participant who has not otherwise entered the Plan shall enter the Plan and become a Participant as of the date determined by the Committee. A Participant who separates from Service with the Employer and who later returns to Service will not be eligible to defer Compensation under the Plan except upon satisfaction of such terms and conditions as the Committee shall establish upon the Participant's return to Service, whether or not the Participant shall have an Accrued Benefit remaining under the Plan on the date of his return to Service.

            2.22 "PARTICIPATING EMPLOYER" shall mean any trade or business (whether or not incorporated) which adopts this Plan with the consent of the Employer identified in the Adoption Agreement.

            2.23 "PLAN" shall mean The Executive Nonqualified Excess Plan, as herein set out or as duly amended. The name of the Plan as applied to the Employer shall be designated in the Adoption Agreement.

            2.24 "PLAN ADMINISTRATOR" shall mean the person designated in the Adoption Agreement. If the Plan Administrator designated in the Adoption Agreement is unable to serve, the Employer shall be the Plan Administrator.

            2.25 "PLAN YEAR" shall mean the twelve-month period ending on the last day of the month designated in the Adoption Agreement.

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            2.26  "QUALIFYING DISTRIBUTION EVENT" shall mean the Participant's
Retirement or the termination of Participant's Service with the Employer for any reason, including as a result of his death or Disability.

            2.27 "REGULAR IN-SERVICE WITHDRAWALS ACCOUNT" shall mean the separate account to be kept for each Participant, as described in Section 5.1. To the extent applicable, the Regular In-Service Withdrawals Account may be credited with Salary Deferral Credits.

            2.28 "RETIRE" OR "RETIREMENT" shall mean Retirement within the meaning of Section 4.4.

            2.29 "SALARY DEFERRAL AGREEMENT" shall mean a written agreement entered into between a Participant and the Employer pursuant to the provisions of Section 3.

            2.30 "SALARY DEFERRAL CREDITS" shall mean the amounts credited to the Participant's Deferred Compensation Account by the Employer pursuant to the provisions of Section 3.

            2.31 "SERVICE" shall mean employment by the Employer as an Employee. If the Participant is an Independent Contractor, "Service" shall mean the period during which the contractual relationship exists between the Employer and the Participant.

            2.32  "SPONSOR" shall mean Executive Benefit Services, Inc.

            2.33 "SPOUSE" or "SURVIVING SPOUSE" shall mean, except as otherwise provided in the Plan, the legally married spouse or surviving spouse of a Participant.

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            2.34  "TRUST" shall mean the trust fund established pursuant to
Section 10.2, if designated by the Employer in the Adoption Agreement.

            2.35 "TRUSTEE" shall mean the trustee, if any, named in the agreement establishing the Trust and such successor or additional trustee as may be named pursuant to the terms of the agreement establishing the Trust.

            2.36 "YEARS OF SERVICE" shall mean each Plan Year of Service completed by the Participant. For vesting purposes, Years of Service shall be calculated from the date designated in the Adoption Agreement.

            SECTION 3. CREDITS TO DEFERRED COMPENSATION ACCOUNT:

            3.1 SALARY DEFERRAL CREDITS: To the extent provided in the Adoption Agreement, each Active Participant may elect, by entering into a Salary Deferral Agreement with the Employer, to reduce his Compensation from the Employer by a dollar amount or percentage specified in the Salary Deferral Agreement. The amount of the Participant's Salary Reduction Credit shall be credited by the Employer to the Deferred Compensation Account maintained for the Participant pursuant to Section 8. The following special provisions shall apply with respect to the Salary Deferral Credits of a Participant:

            3.1.1 The Employer shall credit to the Participant's Deferred Compensation Account on each Adjustment Date an amount equal to the total Salary Reduction Credit for the period ending on such Adjustment Date.

            3.1.2 An election pursuant to Section 3.1 shall be made by the Participant by executing and delivering a Salary Deferral Agreement to the Committee. The Salary Deferral Agreement shall become effective with respect to such Participant as of the first full payroll period commencing on or immediately following the January 1 which occurs after the date such Salary Deferral Agreement is received by the Committee; provided, that a Participant who first becomes a Participant in the Plan during a Plan Year may enter into a Salary Deferral Agreement to be effective as of the first payroll period next following the date he enters the Plan. A Participant's election shall continue in effect, unless earlier modified by the Participant, until the Service of the Participant is terminated, or, if earlier, until the Participant ceases to be an Active Participant under the Plan.

            3.1.3 A Participant may unilaterally modify a Salary Deferral Agreement (either to increase or decrease the portion of his future Compensation which is subject to salary deferral within the percentage limits set forth in Section 3.1) by providing a written modification of the Salary Deferral Agreement to the Employer. The modification shall become effective as of the first full payroll period commencing on or immediately following the January 1 which occurs after the date such written modification is received by the Committee. The Participant may terminate the Salary Deferral Agreement effective as of the date designated in the Adoption Agreement.

            3.1.4 The Committee may from time to time establish policies or rules governing the manner in which Salary Deferral Credits may be made.

            3.2 EMPLOYER MATCHING CREDITS: If designated by the Employer in the Adoption Agreement, as of each Adjustment Date, the Employer shall cause the Committee to credit to the Deferred Compensation Account of each Participant an Employer matching credit in accordance with the Adoption Agreement.

            3.3 EMPLOYER PERFORMANCE INCENTIVE CREDITS: If designated by the Employer in the Adoption Agreement, the Employer may credit to the Plan for such Plan Year any amount as the Board in its discretion shall determine. The Committee shall have the discretion to credit to the Deferred Compensation Account of each Active Participant an amount of the Employer Performance Incentive Credit for the Plan Year as directed by the Employer.

            SECTION 4. QUALIFYING DISTRIBUTION EVENTS:

            4.1 DEATH OF A PARTICIPANT: If a Participant dies while in Service, the Employer shall pay a benefit to the Participant's Beneficiary in the amount designated in the Adoption Agreement. Payment of such benefit shall be made by the Employer pursuant to Section 6. If a Participant dies following his Retirement or termination of

Service for any reason, including Disability, and before all payments to him under the Plan have been made, the balance of the Participant's vested Accrued Benefit shall be paid by the Employer to the Participant's Beneficiary pursuant to Section 6, and such balance shall be determined as of the commencement date of the payments.

            4.2 DISABILITY: If a Participant suffers a Disability while in Service prior to his Normal Retirement Date, he shall terminate Service with the Employer as of the date of the establishment of his Disability, whereupon he shall commence receiving payment of his vested Accrued Benefit, determined as of the commencement date of the payments. Such benefit shall be paid by the Employer as provided in Section 6.

            4.3 TERMINATION OF SERVICE: If the Service of a Participant with the Employer shall be terminated for any reason other than Retirement, Disability or death, his vested Accrued Benefit shall be paid to him by the Employer as provided in Section 6, and such Accrued Benefit shall be determined as of the commencement date of the payments. If a Participant's Accrued Benefit is not fully vested at his termination of employment, he shall forfeit that portion of his Accrued Benefit that is not fully vested. If he subsequently returns to Service with the Employer, he shall be treated as a new Participant for purposes of determining the vested portion of his Accrued Benefit.

            4.4   RETIREMENT:

            4.4.1 NORMAL RETIREMENT: A Participant who is in Service shall be eligible to Retire from Service at his Normal Retirement Date and commence receiving payment of his Accrued Benefit, determined as of the commencement date of the payments. Payment of such benefit shall be made by the Employer pursuant to Section 6.

            4.4.2 EARLY RETIREMENT: If so designated by the Employer in the Adoption Agreement, and subject to the requirements for early retirement set forth therein, a Participant may elect early retirement effective on any date prior to his Normal Retirement Date by filing 30 days' written notice with the Committee before such date. The Participant shall commence receiving payment of his Accrued Benefit determined as of the commencement date of the payments. Such benefit shall be paid by the Employer as provided in
      Section 6.

            4.4.3 DELAYED RETIREMENT: If a Participant shall remain in Service following his Normal Retirement Date, his Retirement date shall be the date he actually terminates Service for reasons other than death or Disability, whereupon he shall commence receiving payment of his Accrued Benefit, determined as of the commencement date of the payments. Payment of such benefit shall be made by the Employer pursuant to Section 6. During the period that such Participant remains in Service pursuant to this Section 4.4.3, he shall continue to be a Participant for each Plan Year in which he meets the requirements therefor. If an Employee or Independent Contractor not otherwise a Participant becomes eligible to enter the Plan following his Normal Retirement Date, the provisions of this Section 4.4.3 shall apply in determining his Retirement date.

            SECTION 5. IN-SERVICE WITHDRAWALS:

            5.1 REGULAR IN-SERVICE WITHDRAWALS: If the Employer designates in the Adoption Agreement that regular in-service withdrawals shall be permitted under the Plan, a Participant may make an irrevocable election in the Salary Deferral Agreement to withdraw a designated amount from his Deferred Compensation Account at the specified time or times designated by the Participant in the Salary Deferral Agreement, and the Participant's Regular In-Service Withdrawals Account shall be credited in an amount equal to the amount so designated for regular in-service withdrawals. The following special provisions shall apply with respect to the regular in-service withdrawals:

            5.1.1 The Regular In-Service Withdrawals Account shall be established, adjusted for payments, credited with Salary Deferral Credits, Employer Matching Credits, and Employer Performance Incentive Credits, and credited or debited for deemed investment gains or losses in the same manner and at the same time as such adjustments are made to the Deferred Compensation Account under Section 8 and in accordance with the rules and elections in effect under Section 8.

            5.1.2 Notwithstanding any provision in this Section 5 to the contrary, if Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance of his Regular In-Service Withdrawals Account has been distributed to him, then the balance in the Regular In-Service Withdrawals Account on the date of the Qualifying Distribution Event shall be combined with the Participant's Deferred Compensation Account and distributed to him in the same manner and at the same time as his Deferred Compensation Account is distributed to him under Section 6 and in accordance with the rules and elections in effect under Section 6.

            5.2 FINANCIAL HARDSHIP WITHDRAWALS: A distribution of the Deferred Compensation Account may be made to a Participant on account of financial hardship, subject to the following provisions:

            5.2.1 A Participant may, at any time prior to his Retirement or termination of Service for any reason, including Disability, make application to the Committee to receive a distribution in a lump sum of all or a portion of the total vested amount credited to his Deferred Compensation Account (determined as of the date the distribution, if any, is made under this Section 5.2) because of an unforeseeable emergency that results in severe financial hardship to the Participant. A distribution because of an unforeseeable emergency shall not exceed the amount required to meet the immediate financial need created by the unforeseeable emergency and not otherwise reasonably available from other resources of the Participant. Examples of an unforeseeable emergency shall include but shall not be limited to those financial needs arising on account of a sudden or unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

            5.2.2 The Participant's request for a distribution on account of financial hardship must be made in writing to the Committee. The request must specify the nature of the financial hardship, the total amount requested to be distributed from the Deferred Compensation Account, and the total amount of the actual expense incurred or to be incurred on account of financial hardship.

            5.2.3 If a distribution under this Section 5.2 is approved by the Committee, such distribution will be made as soon as practicable following the date it is approved. The processing of the request shall be completed as soon as practicable from the date on which the Committee receives the properly completed written request for a distribution on account of a financial hardship. If a Participant's termination of Service occurs after a request is approved in accordance with this Section 5.2.3, but prior to distribution of the full amount approved, the approval of the request shall be automatically null and void and the benefits which the Participant is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan. Only one financial hardship distribution shall be made within any Plan Year.

            5.2.4 The Committee may from time to time adopt additional policies or rules governing the manner in which such distributions may be made so that the Plan may be conveniently administered.

            5.3 "HAIRCUT" WITHDRAWALS: If the Employer designates in the Adoption Agreement that "haircut" withdrawals shall be permitted under the Plan, a Participant in Service may at his option make one or more withdrawals from his Deferred Compensation Account by written request to the Committee; provided, however, that a Participant who requests a withdrawal under this Section 5.3 shall incur a penalty (the "haircut") equal to a percentage (not less than 10%), as designated by the Employer in the Adoption Agreement, of the amount withdrawn, and this penalty shall be forfeited from the Deferred Compensation Account of the Participant notwithstanding the provisions of Section 7.

            5.4 COLLEGE EDUCATION WITHDRAWALS: If the Employer designates in the Adoption Agreement that college education withdrawals shall be permitted under the Plan, a Participant may elect in the Salary Deferral Agreement for a designated percentage or dollar amount of the Salary Deferral Credits to be credited to a College Education Account to be used to fund the college education of the Participant's Eligible Dependent or Eligible Dependents. The College Education Account shall be divided into Dependent Subaccounts for each of the Participant's Eligible Dependents, and the Participant may designate in the Salary Deferral Agreement the percentage or dollar amount of each Salary Deferral Credit to be credited to each Dependent Subaccount; provided, however, that the minimum credit that a Participant may elect to make to any Dependent Subaccount is $1,000. In the absence of a clear designation, all credits made to the College Education Subaccount shall be equally allocated to each Dependent Subaccount. As soon as practicable after an Eligible Dependent of the Participant attains age 18, the Employer shall pay to the Participant the balance in the Dependent

Subaccount with respect to such Eligible Dependent in annual installments over a period of four, five or six years, as designated by the Participant in the Salary Deferral Agreement. The following special provisions shall apply with respect to the Dependent Subaccounts:

            5.4.1 The Dependent Subaccounts shall be established, adjusted for payments, credited with Salary Deferral Credits, Employer Matching Credits, and Employer Performance Incentive Credits, and credited or debited for deemed investment gains or losses in the same manner and at the same time as such adjustments are made to the Deferred Compensation Account under Section 8 and in accordance with the rules and elections in effect under Section 8.

            5.4.2 Notwithstanding any provision in this Section 5 to the contrary, if Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance of his College Education Account has been distributed to him, then the balance in the College Education Account on the date of the Qualifying Distribution Event shall be combined with the Participant's Deferred Compensation Account and distributed to him in the same manner and at the same time as his Deferred Compensation Account is distributed to him under Section 6 and in accordance with the rules and elections in effect under Section 6.

            SECTION 6. QUALIFYING DISTRIBUTION EVENTS PAYMENT OPTIONS:

            6.1 PAYMENT OPTIONS: The Employer shall designate in the Adoption Agreement the payment options available upon a Qualifying Distribution Event. Upon a Participant's entry into the Plan, the Participant shall elect among these designated payment options the method under which his vested Accrued Benefit or, in the event of his death, any benefit payable as a result, will be distributed; provided, however, that the Participant may change the method of payment with the consent of the Committee by filing a written election with the Committee at least one year prior to the commencement date of the payments.

            6.2 PREPAYMENT: Notwithstanding any other provisions of this Plan, if a Participant or any other person (a "recipient") is entitled to receive payments under the Plan, the Committee in its sole discretion may direct the Employer to prepay all or any part of the payments remaining to be made to or on behalf of the recipient, or to shorten the payment period. The amount of such prepayment shall be in full satisfaction of the Employer's obligations hereunder to the recipient and to all persons claiming under or through the recipient with respect to the payments being prepaid. In the event of a partial prepayment, the Committee shall designate which installments are being prepaid and, if applicable, the accounts of the Participant from which such prepayments shall be debited. The Committee's determinations under this Section 6.2 shall be final and conclusive upon all parties claiming benefits under this Plan.

            6.3 BENEFIT EXCHANGE: Notwithstanding any other provisions of this Plan, the Employer and the Participant may enter into an agreement under which, in lieu of the payment of the Participant's vested Accrued Benefit upon a Qualifying Distribution Event, the Participant's vested Accrued Benefit will be exchanged for another nonqualified benefit in accordance with rules established by the Committee.

            SECTION 7. VESTING:

            A Participant shall be fully vested (that is, nonforfeitable) in the portion of his Deferred Compensation Account attributable to Salary Deferral Credits, and all income, gains and losses attributable thereto. A Participant shall become fully vested in the portion of his Deferred Compensation Account attributable to Employer Matching Credits, Employer Performance Incentive Credits, and income, gains and losses attributable thereto, on the first to occur of: (i) normal Retirement; (ii) Early Retirement; (iii) death while in Service; or (iv) in accordance with the vesting schedule and provisions designated by the Employer in the Adoption Agreement.

            SECTION 8. ACCOUNT; DEEMED INVESTMENT; ADJUSTMENT OF ACCOUNTS:

            8.1 ACCOUNT: The Committee shall establish a book reserve account, entitled the "Deferred Compensation Account," on behalf of each Participant. Such account shall be adjusted pursuant to the provisions of Section 8.3.

            8.2 DEEMED INVESTMENTS: The Deferred Compensation Account of a Participant shall be credited with an investment return determined as if the account were invested in one or more investment funds made available by the Committee. The Participant shall elect the investment funds in which his Deferred Compensation Account shall be deemed to be invested. Such election shall be made in the manner prescribed by the Committee and shall take effect upon the entry of the Participant into the Plan. The investment election of the Participant shall remain in effect until a new election is made by the Participant. In the event the Participant fails for any reason to make an effective election of the investment return to be credited to his account, the investment return shall be determined by the Committee.

            8.3 ADJUSTMENTS TO DEFERRED COMPENSATION ACCOUNTS: With respect to each Participant who has a Deferred Compensation Account under the Plan, the amount credited to such account shall be adjusted by the following debits and credits, at the times and in the order stated:

            8.3.1 The Deferred Compensation Account shall be debited each business day with the total amount of any payments made from such account since the last preceding business day to him or for his benefit.

            8.3.2 The Deferred Compensation Account shall be credited on each Adjustment Date with the total amount of any Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits to such account since the last preceding Adjustment Date.

            8.3.3 The Deferred Compensation Account shall be credited or debited on each day securities are traded on a national stock exchange with the amount of deemed investment gain or loss resulting from the performance of the investment funds elected by the Participant in accordance with Section
      8.2. The amount of such deemed investment gain or loss shall be determined by the Committee and such determination shall be final and conclusive upon all concerned.

            SECTION 9. ADMINISTRATION BY COMMITTEE:

            9.1 MEMBERSHIP OF COMMITTEE: The Committee shall consist of at least three individuals who shall be appointed by the Board to serve at the pleasure of the Board. Any member of the Committee may resign, and his successor, if any, shall be appointed by the Board. The Committee shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions, except to the extent all or any of such obligations are specifically imposed on the Board.

            9.2 COMMITTEE OFFICERS; SUBCOMMITTEE: The members of the Committee shall elect a Chairman and may elect an acting Chairman. They shall also elect a Secretary and may elect an acting Secretary, either of whom may be but need not be a member of the Committee. The Committee may appoint from its membership such subcommittees with such powers as the Committee shall determine, and may authorize one or more of its members or any agent to execute or deliver any instruments or to make any payment on behalf of the Committee.

            9.3 COMMITTEE MEETINGS: The Committee shall hold such meetings upon such notice, at such places and at such intervals as it may from time to time determine. Notice of meetings shall not be required if notice is waived in writing by all the members of the Committee at the time in office, or if all such members are present at the meeting.

            9.4 TRANSACTION OF BUSINESS: A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business.

All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent thereto signed by all of the members of the Committee.

            9.5 COMMITTEE RECORDS: The Committee shall maintain full and complete records of its deliberations and decisions. The minutes of its proceedings shall be conclusive proof of the facts of the operation of the Plan.

            9.6 ESTABLISHMENT OF RULES: Subject to the limitations of the Plan, the Committee may from time to time establish rules or by-laws for the administration of the Plan and the transaction of its business.

            9.7 CONFLICTS OF INTEREST: No individual member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or to any of his rights or benefits under the Plan (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting), except relating to the terms of his Salary Deferral Agreement.

            9.8 CORRECTION OF ERRORS: The Committee may correct errors and, so far as practicable, may adjust any benefit or credit or payment accordingly. The Committee may in its discretion waive any notice requirements in the Plan; provided, that a waiver of notice in one or more cases shall not be deemed to constitute a waiver of notice in any other case. With respect to any power or authority which the Committee has discretion to exercise under the Plan, such discretion shall be exercised in a nondiscriminatory manner.

            9.9 AUTHORITY TO INTERPRET PLAN: Subject to the claims procedure set forth in Section 16, the Plan Administrator and the Committee shall have the duty and discretionary authority to interpret and construe the provisions of the Plan and to decide any dispute which may arise regarding the rights of Participants hereunder, including the discretionary authority to construe the Plan and to make determinations as to eligibility and benefits under the Plan. Determinations by the Plan Administrator and the Committee shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons.

            9.10 THIRD PARTY ADVISORS: The Committee may engage an attorney, accountant, actuary or any other technical advisor on matters regarding the operation of the Plan and to perform such other duties as shall be required in connection therewith, and may employ such clerical and related personnel as the Committee shall deem requisite or desirable in carrying out the provisions of the Plan. The Committee shall from time to time, but no less frequently than annually, review the financial condition of the Plan and determine the financial and liquidity needs of the Plan. The Committee shall communicate such needs to the Employer so that its policies may be appropriately coordinated to meet such needs.

            9.11 COMPENSATION OF MEMBERS: No fee or compensation shall be paid to any member of the Committee for his Service as such.

            9.12 EXPENSE REIMBURSEMENT: The Committee shall be entitled to reimbursement by the Employer for its reasonable expenses properly and actually incurred in the performance of its duties in the administration of the Plan.

            9.13 INDEMNIFICATION: No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf as a member of the Committee nor for any mistake of judgment made in good faith, and the Employer shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums for which are paid from the Employer's own assets), each member of the Committee and each other officer, employee, or director of the Employer to whom any duty or power relating to the administration or interpretation of the Plan may be delegated or allocated, against any unreimbursed or uninsured cost or expense (including any sum paid in settlement of a claim with the prior written approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud, bad faith, willful misconduct or gross negligence.

            SECTION 10. CONTRACTUAL LIABILITY; TRUST:

            10.1 CONTRACTUAL LIABILITY: The obligation of the Employer to make payments hereunder shall constitute a contractual liability of the Employer to the Participant. Such payments shall be made from the general funds of the Employer, and the Employer shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments shall be made, and the Participant shall not have any interest in any particular assets of the Employer by reason of its obligations hereunder. To the extent that any person acquires a right to receive payment from the Employer, such right shall be no greater than the right of an unsecured creditor of the Employer.

            10.2 TRUST: If so designated in Section 2.34 of the Adoption Agreement, the Employer may establish a Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust Agreement. The Trust, if and when established, is intended to be treated as a grantor trust for purposes of the Code. The establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted and administered.

            SECTION 11. ALLOCATION OF RESPONSIBILITIES:

            The persons responsible for the Plan and the duties and responsibilities allocated to each are as follows:

            11.1  BOARD: (i) To amend the Plan;

                  (ii)  To appoint and remove members of the Committee;

            and

                  (iii) To terminate the Plan.

            11.2  COMMITTEE:

                  (i)   To designate Participants;

                  (ii) To interpret the provisions of the Plan and to determine the rights of the Participants under the Plan, except to the extent otherwise provided in Section 16 relating to claims procedure;

                  (iii) To administer the Plan in accordance with its terms, except to the extent powers to administer the Plan are specifically delegated to another person or persons as provided in the Plan;

                  (iv)  To account for the Accrued Benefits of Participants; and

                  (v)   To direct the Employer in the payment of benefits.

            11.3  PLAN ADMINISTRATOR:

                  (i) To file such reports as may be required with the United States Department of Labor, the Internal Revenue Service and any other government agency to which reports may be required to be submitted from time to time; and

                  (ii) To administer the claims procedure to the extent provided in Section 16.

            SECTION 12. BENEFITS NOT ASSIGNABLE; FACILITY OF PAYMENTS:

            12.1 BENEFITS NOT ASSIGNABLE: No portion of any benefit credited or paid under the Plan with respect to any Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, nor shall any portion of such benefit be in any manner payable to any assignee, receiver or any one trustee, or be liable for his debts, contracts, liabilities, engagements or torts.

            12.2 PAYMENTS TO MINORS AND OTHERS: If any individual entitled to receive a payment under the Plan shall be physically, mentally or legally incapable of receiving or acknowledging receipt of such payment, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him. Payment to such person or institution shall be in full satisfaction of all claims by or through the Participant to the extent of the amount thereof.

            SECTION 13. BENEFICIARY:

            The Participant's beneficiary shall be the person or persons designated by the Participant on the beneficiary designation form provided by and filed with the Committee or its designee. If the Participant does not designate a beneficiary, the beneficiary shall be his Surviving Spouse. If the Participant does not designate a beneficiary and has no Surviving Spouse, the beneficiary shall be the Participant's estate.

The designation of a beneficiary may be changed or revoked only by filing a new beneficiary designation form with the Committee or its designee. If a beneficiary (the "primary beneficiary") is receiving or is entitled to receive payments under the Plan and dies before receiving all of the payments due him, the balance to which he is entitled shall be paid to the contingent beneficiary, if any, named in the Participant's current beneficiary designation form. If there is no contingent beneficiary, the balance shall be paid to the estate of the primary beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee before payment of such benefit is to be made. Such a disclaimer shall be made in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the Plan in the same manner as if the beneficiary who filed the disclaimer had died on the date of such filing.

            SECTION 14. AMENDMENT AND TERMINATION OF PLAN:

            The Board may amend any provision of the Plan or terminate the Plan at any time; provided, that in no event shall such amendment or termination reduce any Participant's Accrued Benefit as of the date of such amendment or termination, nor shall any such amendment affect the terms of the Plan relating to the payment of such Accrued Benefit.

            Notwithstanding the foregoing, the Plan shall be terminated upon the occurrence of one or more of the events designated in the Adoption Agreement. Upon the occurrence of a termination event, the Accrued Benefit of each Participant shall become fully vested and payable to the Participant in a lump sum.

            SECTION 15. COMMUNICATION TO PARTICIPANTS:

            The Employer shall make a copy of the Plan available for inspection by Participants and their beneficiaries during reasonable hours at the principal office of the Employer.

            SECTION 16. CLAIMS PROCEDURE:

            The following claims procedure shall apply with respect to the Plan:

            16.1 FILING OF A CLAIM FOR BENEFITS: If a Participant or beneficiary (the "claimant") believes that he is entitled to benefits under the Plan which are not being paid to him or which are not being accrued for his benefit, he shall file a written claim therefor with the Plan Administrator. In the event the Plan Administrator shall be the claimant, all actions which are required to be taken by the Plan Administrator pursuant to this Section 16 shall be taken instead by another member of the Committee designated by the Committee.

            16.2 NOTIFICATION TO CLAIMANT OF DECISION: Within 90 days after receipt of a claim by the Plan Administrator (or within 180 days if special circumstances require an extension of time), the Plan Administrator shall notify the claimant of his decision with regard to the claim. In the event of such special circumstances requiring an extension of time, there shall be furnished to the claimant prior to expiration of the initial 90-day period written notice of the extension, which notice shall set forth the special circumstances and the date by which the decision shall be furnished. If such claim shall be wholly or partially denied, notice thereof shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth: (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the Plan on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the procedure for review of the denial. If the Plan Administrator fails to notify the claimant of the decision in timely manner, the claim shall be deemed denied as of the close of the initial 90-day period (or the close of the extension period, if applicable).

            16.3 PROCEDURE FOR REVIEW: Within 60 days following receipt by the claimant of notice denying his claim, in whole or in part, or, if such notice shall not be given, within 60 days following the latest date on which such notice could have been timely given, the claimant shall appeal denial of the claim by filing a written application for review with the Committee. Following such request for review, the Committee shall fully and fairly review the decision denying the claim. Prior to the decision of the Committee, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.

            16.4 DECISION ON REVIEW: The decision on review of a claim denied in whole or in part by the Plan Administrator shall be made in the following manner:

            16.4.1 Within 60 days following receipt by the Committee of the request for review (or within 120 days if special circumstances require an extension of time), the Committee shall notify the claimant in writing of its decision with regard to the claim. In the event of such special circumstances requiring an extension of time, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished in a timely manner, the claim shall be deemed denied as of the close of the initial 60-day period (or the close of the extension period, if applicable).

            16.4.2 With respect to a claim that is denied in whole or in part, the decision on review shall set forth specific reasons for the decision, shall be written in a manner calculated to be understood by the claimant, and shall cite specific references to the pertinent Plan provisions on which the decision is based.

            16.4.3 The decision of the Committee shall be final and conclusive.

            16.5 ACTION BY AUTHORIZED REPRESENTATIVE OF CLAIMANT: All actions set forth in this Section 16 to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Plan Administrator and the Committee may require such evidence as either may reasonably deem necessary or advisable of the authority to act of any such representative.

            SECTION 17. MISCELLANEOUS PROVISIONS:

            17.1 SET OFF: Notwithstanding any other provision of this Plan, the Employer may reduce the amount of any payment otherwise payable to or on behalf of a Participant hereunder by the amount of any loan, cash advance, extension of credit or other obligation of the Participant to the Employer that is then due and payable, and the Participant shall be deemed to have consented to such reduction.

            17.2 NOTICES: Each Participant who is not in Service and each beneficiary shall be responsible for furnishing the Committee or its designee with his current address for the mailing of notices and benefit payments. Any notice required or permitted to be given to such Participant or beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant or beneficiary furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.

            17.3 LOST DISTRIBUTEES: A benefit shall be deemed forfeited if the Plan Administrator is unable to locate the Participant or beneficiary to whom payment is due on or before the fifth anniversary of the date payment is to be made or commence; provided, that the deemed investment rate of return pursuant to Section 8.2 shall cease to be applied to the Participant's account following the first anniversary of such date; provided further, however, that such benefit shall be reinstated if a valid claim is made by or on behalf of the Participant or beneficiary for all or part of the forfeited benefit.

            17.4 RELIANCE ON DATA: The Employer, the Committee and the Plan Administrator shall have the right to rely on any data provided by the Participant or by any beneficiary. Representations of such data shall be binding upon any party seeking to claim a benefit through a Participant, and the Employer, the Committee and the Plan Administrator shall have no obligation to inquire into the accuracy of any representation made at any time by a Participant or beneficiary.

            17.5  RECEIPT AND RELEASE FOR PAYMENTS: Subject to the provisions of
Section 17.1, any payment made from the Plan to or with respect to any Participant or beneficiary, or pursuant to a disclaimer by a beneficiary, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Plan and the Employer with respect to the Plan. The recipient of any payment from the Plan may be required by the Committee, as a condition precedent to such payment, to execute a receipt and release with respect thereto in such form as shall be acceptable to the Committee.

            17.6 HEADINGS: The headings and subheadings of the Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

            17.7 CONTINUATION OF EMPLOYMENT: The establishment of the Plan shall not be construed as conferring any legal or other rights upon any Employee or any persons for continuation of employment, nor shall it interfere with the right of the

Employer to discharge any Employee or to deal with him without regard to the effect thereof under the Plan.

            17.8 MERGER OR CONSOLIDATION: No employer-party to the Plan shall consolidate or merge into or with another corporation or entity, or transfer all or substantially all of its assets to another corporation, partnership, trust or other entity (a "Successor Entity") unless such Successor Entity shall assume the rights, obligations and liabilities of the employer-party under the Plan and upon such assumption, the Successor Entity shall become obligated to perform the terms and conditions of the Plan.

            17.9 CONSTRUCTION: The Employer shall designate in the Adoption Agreement the state according to whose laws the provisions of the Plan shall be construed and enforced, except to the extent that such laws are superseded by ERISA.

                     THE EXECUTIVE NONQUALIFIED EXCESS PLAN
                               ADOPTION AGREEMENT

                  THIS AGREEMENT is made the 1st day of January, 2002 by AMN HEALTHCARE, INC. (the "Employer"), having its principal office at 12235 EL CAMINO REAL, SUITE 200, SAN DIEGO, CA 92130 and EXECUTIVE BENEFIT SERVICES, INC. (the "Sponsor"), having its principal office at 434 Fayetteville Street, Suite 1160, Raleigh, North Carolina 27601.

                                   WITNESSETH:

                  WHEREAS, the Sponsor has established The Executive Nonqualified Excess Plan (the "Plan"); and

                  WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan, for the benefit of the Employer's [X] Employees and/or [ ] Independent Contractors;

                  NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                   ARTICLE I

                  Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

                  This Adoption Agreement may only be used in connection with The Executive Nonqualified Excess Plan. The Sponsor will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan. For questions concerning the Plan, the Employer may call the Sponsor at (919) 833-1042.

                                   ARTICLE II

                  The Employer hereby makes the following designations or elections for the purpose of the Plan [Section references below correspond to Section references in the Plan]:

                  2.4 ADJUSTMENT DATE: The Deferred Compensation Account of Participants shall be adjusted for the amount of any Salary Deferral Credits, Employer Matching Credits and Employer Performance Incentive Credits to such account on the last business day of each Plan Year and such other times as may be designated below [check any additional desired Adjustment Dates]:

                  ___      (i)      The last business day of each calendar
                                    quarter during the Plan Year.

                  ___      (ii)     The last business day of each month during
                                    the Plan Year.

                  XX       (iii)    The last business day of each payroll period
                                    during the Plan Year.

                  ___      (iv)     Each day securities are traded on a national
                                    stock exchange.

                  ___      (v)      Other [specify] ____________________________
                                    ___________________________________________.

                  2.9 COMPENSATION: The "Compensation" of a Participant shall mean all of each Participant's [check desired option(s)]:

                  XX       (i)      compensation received as an Employee
                                    reportable in box 1, Wages, Tips and other
                                    Compensation, on Form W-2.

                  ___      (ii)     annual base salary.

                  ___      (iii)    annual bonus.

                  ___      (iv)     long term incentive plan compensation.

                  ___      (v)      compensation received as an Independent
                                    Contractor reportable on Form 1099.

                  ___      (v)      Other [specify] ____________________________
                                    ___________________________________________.

Notwithstanding the foregoing, Compensation [ ] SHALL [X] SHALL NOT include Salary Deferral Credits under this Plan and amounts contributed by the Participant pursuant to a Salary Deferral Agreement to another employee benefit plan of the Employer which are not includible in the gross income of the Employee under Section 125, 402(e)(3), 402(h) or 403(b) of the Code.

                  2.13 EFFECTIVE DATE: [check desired option]:

                  XX       (i)      This is a newly-established Plan, and the
                                    Effective Date of the Plan is December 1,
                                    2001.

                  ___      (ii)     This is an amendment and restatement of a
                                    Plan with an effective date of _________, and the Effective Date of this amended and restated Plan is _______. This is amendment number ________.

                  2.20 NORMAL RETIREMENT AGE: The Normal Retirement Age of a Participant shall be [check desired option]:

                  XX       (i)      Age 55.

                  ___      (ii)     The later of age ____ or the _____
                                    anniversary of the participation
                                    commencement date. The participation
                                    commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

                  2.22 PARTICIPATING EMPLOYER(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan [list all employer-parties, including the Employer]:

Name of Employer                                Address                        Telephone No.           EIN
----------------                                -------                        -------------           ---

AMN HEALTHCARE, INC.                12235 EL CAMINO REAL, SUITE 200            858-792-0711         88-0208006
                                    SAN DIEGO, CA 92130

                  2.23 PLAN: The name of the Plan as applied to the Employer is:
THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF AMN HEALTHCARE, INC.

                  2.24 PLAN ADMINISTRATOR: The Plan Administrator shall be [check desired option]:

                  XX       (i)      Committee.

                  ___      (ii)     Employer.

                  ___      (iii)    Other (specify): __________________________.

                  2.25 PLAN YEAR: The Plan Year shall be the 12 consecutive calendar month period ending on the last day of the month of December, and each anniversary thereof.

                  2.33 TRUST: [check desired option]:

                  XX       (i)      The Employer DOES desire to establish a
                                    "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

                  ___      (ii)     The Employer DOES NOT desire to establish a
                                    "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

                  2.35 YEARS OF SERVICE: For vesting purposes, Years of Service of a Participant shall be calculated from the date designated below [check desired option]:

                  XX       (i)      First Day of Service.

                  ___      (ii)     Effective Date of the Plan.

                  ___      (iii)    Each Contribution Date. Under this option
                                    (iii), each Employer Matching Credit or
                                    Performance Incentive Credit shall vest in accordance with the applicable schedule selected in Section 7 of this Adoption
                                    Agreement based on the Years of Service of a Participant from the Adjustment Date on which each Employer Matching Credit or Performance Incentive Credit is credited to his or her Deferred Compensation Account.

                  3.1 SALARY DEFERRAL CREDITS: A Participant may elect to have his Compensation (as selected in Section 2.9 of this Adoption Agreement) reduced by the following percentage or amount per pay period, or for a specified pay period or periods, as designated in writing to the Committee [check the applicable options]:

                  XX       (i)      annual base salary:

                                    [complete the following blanks only if a minimum or maximum deferral is desired]:

                                    minimum deferral: $_______ or   4%
                                    maximum deferral: $_______ or  50%

                  XX       (ii)     annual bonus:

                                    [complete the following blanks only if a minimum or maximum deferral is desired]:

                                    minimum deferral: $_______ or ________%
                                    maximum deferral: $_______ or ________%

                  ___      (iii)    other [please specify type, as selected in
                                    Section 2.9 of this Adoption Agreement]:
                                    ____________________:

                                    [complete the following blanks only if a minimum or maximum deferral is desired]:

                                    minimum deferral: $_______ or ________%
                                    maximum deferral: $_______ or ________%

                  ___      (iv)     no salary deferral provision.

                  3.1.3 TERMINATION OF SALARY DEFERRALS: A Participant may terminate his Salary Deferral Agreement effective as of [check desired option]:

                  XX       (i)      the first full payroll period commencing
                                    after the date written notice of the
                                    termination is received by the Committee.

                  ___      (ii)     the January 1 occurring after the date
                                    written notice of the termination is
                                    received by the Committee.

                  3.2 EMPLOYER MATCHING CREDITS: The Employer may make matching credits to the Deferred Compensation Account of each Participant in an amount determined as follows [check desired option(s)]:

                  ___      (i)      _____% of the Participant's Salary Deferral
                                    Credits.

                  ___      (ii)     _____% of the first _____% of the
                                    Participant's Compensation which is elected as a Salary Deferral Credit.

                  ___      (iii)    An amount determined each Plan Year by the
                                    Employer.

                  XX       (iv)     The Employer shall decide from year to year
                                    whether matching credits will be made and shall notify Participants annually of the manner in which matching credits will be calculated for the subsequent year.

                  ___      (v)      The Employer shall not match amounts
                                    provided above in excess of $___________, or in excess of ___% of the Participant's
                                    Compensation per Plan Year.

                  ___      (vi)     No Employer matching credits provision.

                  3.3 EMPLOYER PERFORMANCE INCENTIVE CREDITS: The Employer may make performance incentive credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

                  ___      (i)      Such amount out of the current or
                                    accumulated net profit of the Employer for such year as the Employer in its sole discretion shall determine.

                  XX       (ii)     Such amount as the Employer in its sole
                                    discretion shall determine without regard to current or accumulated net profit.

                  ___      (iii)    The Employer shall not make Performance
                                    Incentive Credits in excess of $_______, or in excess of ___% of the Participant's
                                    Compensation per Plan Year.

                  ___      (iv)     No Employer performance incentive credits
                                    provision.

                  4.1 DEATH OF A PARTICIPANT: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the Accrued Benefit of the Participant determined as of the date payments to the Beneficiary commence, plus [check if desired]:

                  ___      (i)      An amount to be determined by the Committee.

                  ___      (ii)     A lump sum of $__________.

                  ___      (iii)    _____ times the annual base salary of the
                                    Participant at his date of death.

                  ___      (iv)     Other [specify]:
                                    _______________________________________.

                  XX       (v)      No additional benefits.

                  4.4.2 EARLY RETIREMENT: The Employer may elect to provide for Early Retirement. If Early Retirement is permitted, it shall be subject to the following eligibility requirements [check desired option and fill in appropriate blanks]:

                  ___      (i)      Completion of _____ Years of Service.

                  ___      (ii)     Attainment of age _____.

                  XX       (iii)    Completion of 10 Years of Service and
                                    attainment of age 50.

                  ___      (iv)     No Early Retirement provisions.

                  5.1 REGULAR IN-SERVICE WITHDRAWALS: [check desired option]:

                  ___      (i)      The Employer DOES elect to permit regular
                                    in-service withdrawals by a Participant from his Deferred Compensation Account.

                  XX       (ii)     The Employer DOES NOT elect to permit
                                    regular in-service withdrawals by a
                                    Participant from his Deferred Compensation
                                    Account.

                  5.3 "HAIRCUT" WITHDRAWALS: [check desired option]:

                  XX       (i)      The Employer DOES elect to permit "haircut"
                                    withdrawals by a Participant from his
                                    Deferred Compensation Account.

                                    Specify percentage (not less than 10%) of
                                    amount withdrawn that shall be forfeited:
                                    10%

                  ___      (ii)     The Employer DOES NOT elect to permit
                                    "haircut" withdrawals by a Participant from his Deferred Compensation Account.

                  5.4 COLLEGE EDUCATION WITHDRAWALS: [check desired option]:

                  XX       (i)      The Employer DOES elect to permit college
                                    education withdrawals by a Participant from his Deferred Compensation Account.

                  ___      (ii)     The Employer DOES NOT elect to permit
                                    college education withdrawals by a
                                    Participant from his Deferred Compensation
                                    Account.

                  6.1 PAYMENT OPTIONS: Any benefit payable under the Plan may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant upon his entry into the Plan [check desired option(s)]:

                  XX       (i)      A lump sum in cash as soon as feasible
                                    following the date Participant's service with the Employer terminates for any reason
                                    (including Retirement, Disability or death).

                  ___      (ii)     Approximately equal annual installments over
                                    a term no longer than 10 years as elected by the Participant upon his entry into the Plan.

                                    Payment of the benefit shall commence as of the following date [select desired option]:

                                    XX       The first business day of the
                                             calendar year following the date
                                             Participant's service with the
                                             Employer terminates for any reason
                                             (including Retirement, Disability
                                             or death).

                                    ___      The first business day of the
                                             calendar quarter following the date
                                             Participant's service with the
                                             Employer terminates for any reason
                                             (including Retirement, Disability
                                             or death).

                                    ___      The first business day of the
                                             calendar month following the date
                                             Participant's service with the
                                             Employer terminates for any reason
                                             (including Retirement, Disability
                                             or death).

                                    The payment of each annual installment shall be made on the anniversary of the date selected for the commencement of the installment payments in this subsection
                                    (ii). The amount of the annual installment shall be adjusted on each anniversary date of the commencement of the installment payments for credits or debits to the Participant's account pursuant to Section 8 of the Plan. Such adjustment shall be made by dividing the balance in the Deferred Compensation Account on each such date (following adjustment on such date) by the number of annual installments remaining to be paid hereunder; provided that the last annual installment due under the Plan shall be the entire amount credited to the Participant's account on the date of payment.

                  ___      (iii)    Other [specify]: __________________________.

                  7.       VESTING:

                  (i) VESTING OF EMPLOYER MATCHING CREDITS: The nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Matching Credits shall be as follows [check
                           (a), (b), (c), (d), (e), (f) or (g)]:

                                    ___     (a)      Immediate 100% vesting.

                                    ___     (b)      100% vesting after ___
                                                     Years of Service.

                                    ___     (c)      100% vesting at age ____.

                                    ___     (d)      Number of Years                   Vested
                                                       of Service                    Percentage
                                                     ---------------                 ----------

                                                     Less than    1                           0%
                                                                  1                          20%
                                                                  2                          40%
                                                                  3                          60%
                                                                  4                          80%
                                                                  5 or more                 100%

                                    ___     (e)      Number of Years                   Vested
                                                       of Service                    Percentage
                                                     ---------------                 ----------

                                                     Less than    3                           0%
                                                                  3                          20%
                                                                  4                          40%
                                                                  5                          60%
                                                                  6                          80%
                                                                  7 or more                 100%

                                    XX      (f)      Number of Years                   Vested
                                                       of Service                    Percentage
                                                     ---------------                 ----------

                                                     Less than    1                           0%
                                                                  1                          10%
                                                                  2                          30%
                                                                  3                          60%
                                                                  4                          80%
                                                                  5                         100%
                                                                  6                         ___%
                                                                  7                         ___%
                                                                  8                         ___%
                                                                  9                         ___%
                                                                  10 or more                ___%

                                    ___     (g)      Not applicable.

In addition, the nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Matching Credits [X] SHALL [ ] SHALL NOT become 100% vested at the Death or Disability of the Participant.

                  (ii) VESTING OF EMPLOYER INCENTIVE CREDITS: The nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Performance Incentive Credits shall be as follows [check (a), (b), (c), (d), (e), (f) or (g)]:

                                    XX      (a)      Immediate 100% vesting.

                                    ___     (b)      100% vesting after ___
                                                     Years of Service.

                                    ___     (c)      100% vesting at age ____.

                                    ___     (d)      Number of Years                   Vested
                                                       of Service                    Percentage
                                                     ---------------                 ----------

                                                     Less than    1                           0%
                                                                  1                          20%
                                                                  2                          40%
                                                                  3                          60%
                                                                  4                          80%
                                                                  5 or more                 100%

                                    ___     (e)      Number of Years                   Vested
                                                       of Service                    Percentage
                                                     ---------------                 ----------

                                                     Less than    3                           0%
                                                                  3                          20%
                                                                  4                          40%
                                                                  5                          60%
                                                                  6                          80%
                                                                  7 or more                 100%

                                    ___     (f)      Number of Years                   Vested
                                                       of Service                    Percentage
                                                     ---------------                 ----------

                                                     Less than    1                         ___%
                                                                  1                         ___%
                                                                  2                         ___%
                                                                  3                         ___%
                                                                  4                         ___%
                                                                  5                         ___%
                                                                  6                         ___%
                                                                  7                         ___%
                                                                  8                         ___%
                                                                  9                         ___%
                                                                  10 or more                ___%

                                    ___     (g)      Not applicable.

In addition, the nonforfeitable percentage of each Participant in his Accrued Benefit attributable to any applicable Employer Performance Incentive Credits
[X] SHALL [ ] SHALL NOT become 100% vested at the Death or Disability of the Participant.

                  14. AMENDMENT OR TERMINATION OF PLAN: [check or complete all that apply]:

                  XX       (i)      Notwithstanding any provision in this
                                    Adoption Agreement or the Plan to the
                                    contrary, Section 13 of the Plan shall be amended to read as follows:

                                    See attached Exhibit A.

                  XX       (ii)     The Plan shall be terminated upon the
                                    occurrence of one or more of the following events [check if desired]:

                                    ___     (a) The amount of shareholders equity shown on the financial statements of the Employer for each of the two most recent fiscal years is less than $________.

                                    ___     (b) The aggregate net loss (after tax) as reported on the financial statements of the Employer for the two most recent fiscal years is greater than $_________.

                                    XX      (c) There is a change of control of the Employer. For this purpose, a "change of control" shall be deemed to have occurred if: (A) any person other than an officer who is an employee of the Employer for at least one year preceding the change of control, acquires or becomes the beneficial owner, directly or indirectly, of securities of the Employer representing 50 % or more of the combined voting power of the Employer's then outstanding securities and thereafter, the membership of the Board becomes such that a majority are persons who were not members of the Board at the time of the acquisition of securities; or (B) the Employer, or its assets, are acquired by or combined with another entity and less than a majority of the outstanding voting shares of such entity after the acquisition or combination are owned, immediately after the acquisition or combination, by the owners of voting shares of the
                                            Employer immediately prior to the acquisition or combination.

                                    ___     (d) Other [specify]:
                                            __________________________________________________________________
                                            __________________________________________________________________
                                            __________________________________________________________________

                  17.9 CONSTRUCTION: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of CALIFORNIA, except to the extent that such laws are superseded by ERISA.

                  IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

                                        AMN HEALTHCARE, INC.
                                        Name of Employer


                                        By:      /s/ Steven C. Francis
                                           -------------------------------------
                                                  Authorized Person


NOTE: EXECUTION OF THIS ADOPTION AGREEMENT CREATES A LEGAL LIABILITY OF THE EMPLOYER WITH SIGNIFICANT TAX CONSEQUENCES TO THE EMPLOYER AND PARTICIPANTS. THE EMPLOYER SHOULD OBTAIN LEGAL AND TAX ADVICE FROM ITS PROFESSIONAL ADVISORS BEFORE ADOPTING THE PLAN. THE SPONSOR DISCLAIMS ALL LIABILITY FOR THE LEGAL AND TAX CONSEQUENCES WHICH RESULT FROM THE ELECTIONS MADE BY THE EMPLOYER IN THIS ADOPTION AGREEMENT.